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FINGERMOTION

FingerMotion
Nasdaq: FNGR

Corporate Update

March 2022

www.fingermotion.com

Cautionary Note about Forward-Looking Statements

The following corporate presentation ("Presentation") of FingerMotion, Inc. (the "Company"), contains forward-looking statements that relate to the Company's current expectations and view of future events and should be read together with the more detailed information and financial data and statements contained in the Company's filings with the United States Securities and Exchange Commission (the "SEC") filed on EDGAR which can be accessed at www.sec.gov.

In some cases, these forward-looking statements can be identified by words or phrases such as "may", "might", "will", "expect", "anticipate", "estimate", "intend", "plan", "indicate", "seek", "believe", "predict" or "likely", or the negative of these terms, or other similar expressions intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and financial trends that it believes might affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements include, among other things, statements relating to: the Company's future strategic plans in the short term, mid term and long term; the expectation of new funding; the mobile protection plan launch and the amount of targeted subscribers; entering into long term contracts with Pacific Life Re and Munich Re; the Company's expectations regarding its current year revenue and gross profit; the Company's intention to grow the business and its operations; and expectations with respect to the Company's products and services.

Forward-looking statements are based on certain assumptions and analyses made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate and are subject to risks and uncertainties. In making the forward looking statements included in this Presentation, the Company has made various material assumptions, including but not limited to (i) that regulatory requirements will be maintained; (ii) general business and economic conditions; (iii) the Company's ability to successfully execute its plans and intentions; (iv) the availability of financing on reasonable terms; (v) the Company's ability to attract and retain skilled staff; (vi) market competition; (vii) the products and services offered by the Company's competitors; and (viii) that the Company's current good relationships with its customers and telecommunications providers, and other third parties will be maintained. Although we believe that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and we cannot assure that actual results will be consistent with these forward-looking statements. Given these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Whether actual results, performance or achievements will conform to the Company's expectations and predictions is subject to a number of known and unknown risks, uncertainties, assumptions and other factors, including those listed under "Risk Factors" in the Company's most recent Form 10-Q filed with the SEC through EDGAR on January 14, 2022.

The Company's forward-looking statements are based on the reasonable beliefs, expectations and opinions of management. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There is no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. We do not undertake to update or revise any forward-looking statements, except as, and to the extent required by, applicable laws.

All of the forward-looking statements contained in this Presentation are expressly qualified by the foregoing cautionary statements.


Martin J. Shen
President and CEO


We are an evolving technology company with

Business Overview



Mission

FingerMotion sets out to improve people's lifestyle through **technology** and **innovative** products and services, starting with and enhanced user experience in mobile communications, and extending into deeper **behavioral analytics** built upon a comprehensive set of high-quality and relevant mobile user data.

FingerMotion

Founded in 2016

Vision

To improve people's lifestyles by understanding human behaviour

INNOVATION

Introduce innovative products and services

ENHANCE

Enhance the current user experience

INSIGHTS

Deeper consumer behavioral analytics built upon a comprehensive sets of high-quality and relevant mobile user data

FingerMotion
MOBILE DATA SPECIALIST

Core Businesses

Core Businesses

- **Telecommunication Products & Services**

  Our proprietary universal exchange platform **"PigeonHoles Integration System" ("PIS")** provides seamless integration between consumers and their telco providers

- **SMS & MMS Services**

  We offer discounted SMS and MMS Solutions to our corporate partners, with efficient review process









- **Rich Communication Services (RCS) Platform Services**

  Our **proprietary RCS business messaging platform** takes advantage of the increased bandwidth of 5G, to handle complex transactions

- **Big Data Insights**

  Through our platform '**Sapientus**', we have the licence to analyze user accounts to build our massive database of demographic data blocks

Milestones

FingerMotion Inc.

Milestones


2018
2019
2020
2021

GROSS
TRANSACTION VALUE
$70M
June 2019

ACTIVE
SUBSCRIBERS
5M+
June 2019

SMS
TRANSACTIONS
150M
June 2019

SUBSCRIBER DATA
1.3B+
Analysis via Big Data Insights

Milestones

2018 2019 2020 2021

SIGNED WITH *CHINA UNICOM* TO OFFER MOBILE PAYMENT & RECHARGE SERVICES

LAUNCHED MOBILE PAYMENT & RECHARGE SERVICES TO MARKET

AWARDED AGREEMENT TO BECOME *CHINA UNICOM'S BIG DATA ANALYSIS PARTNER*

SETUP FIRST ONLINE STORE ON *PINDUODUO* PAYMENT & RECHARGE SERVICES

JUNE 2018 — **AUG** 2018 — **NOV** 2018 > > >

FingerMotion Inc.

Milestones

2018 | **2019** | 2020 | 2021

FEB 2019

BEGAN TOP UP SERVICES FOR *CHINA MOBILE & CHINA TELECOM*

MAY 2019

LAUNCHED *SMS & MMS BUSINESS*

AWARDED AGREEMENT TO BECOME *CHINA MOBILE'S BIG DATA PARTNER*

AUG 2019

ENTERED INTO AGREEMENT TO MANAGE *CHINA UNICOM YUNNAN ONLINE FLAGSHIP STORES*

NOV 2019 > > >

ENTER INTO AGREEMENT TO MANAGE *CHINA MOBILE SICHUAN ONLINE FLAGSHIP STORE*

FingerMotion

FingerMotion Inc.

Milestones

2018 2019 **2020** 2021

FEB 2020	MAY 2020	AUG 2020	NOV 2020
SETUP ONLINE STORES ON *ALIBABA'S TMALL* E-COMMERCE PLATFORM	LAUNCH OF *SAPIENTUS*	SIGN AGREEMENT FOR *LOYALTY PROGRAM WITH CHINA MOBILE*	ENTER INTO AGREEMENT WITH *PACIFIC LIFE RE*
		MOVE TO THE TOP TIER OF OTC *OTCQX*	

> > >

FingerMotion

Milestones

2018 2019 2020 **2021**

FEB 2021	MAY 2021	AUG 2021	NOV 2021	DEC 2021 >>>
NEGOTIATED VOLUME-BASE CONTRACT WITH ***CHINA MOBILE FUJIAN***	ENTER INTO A COLLABORATION WITH ***HAPPY LIFE INSURANCE***	FORM A RESEARCH ALLIANCE WITH ***MUNICH RE***	UP-LISTED TO ***NASDAQ***	

FingerMotion
MOBILE DATA SPECIALIST

Future Strategic Plans

Growing Our Existing Businesses

- Top Up and SMS will continue to be strong and grow with new funding

- New funding will also funnel our expansion into:
  - New Device Protection Plan
  - Build out of RCS
  - Big Data Research and Sapientus

- All leads to the expansion of our current revenue streams

Short-Term : Mobile Protection Plan

- Introducing Value-added Products &/or Services into our portfolio

- Mobile Protection plans
  - "AppleCare"
  - Still in its infancy in China
  - Backed by worldwide Top 3 Device Protection Plan

- Launching - April 2022
  - Targeting 1 million subscribers in the 1st month (and 1 million subs per month after launch)
  - 3 provinces in the initial launch
    - To penetrate other provinces in phases

Mid-Term ： Rich Communication Services (“RCS”)


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- Upcoming messaging technology in the future, riding on the 5G
- 90 operators have launched RCS, attracting about 473 million users and projecting an estimated value of USD74 billion by 2021
- Estimated 2 billion users (World biggest business messaging platform)

中国移动 China Mobile　China unicom　中国电信 CHINA TELECOM

Long-Term : Sapientus

- Pacific Life Re & Munich Re
  -Target to seal the contract before mid year

- Focusing on Health and Life insurance in China

- Huge market size
  - China Insurance market size: 4.52 trillion yuan
  - Health & Life: 3.16 trillion yuan

FingerMotion
MOBILE DATA SPECIALIST

Financial Highlights

Revenue


Revenue (USD million)
25
20
15
10
5
0
1.47
9.13
16.68
17.29
FY2019
FY2020
FY2021
FY2022

Current Year Revenue $23 million (estimated)

Year on Year Growth

> 80%

FingerMotion Inc.

Gross Profit



Gross Profit (USD million)
3
2.5
2
1.5
1
0.5
0
0.34
0.96
1.65
2.28
FY2019
FY2020
FY2021
FY2022

Year on Year Growth

>70%

Gross Profit Margin

Improved from a 10% to 13%

FingerMotion

FingerMotion

MOBILE DATA SPECIALIST

Any Questions?

FingerMotion

MOBILE DATA SPECIALIST

Thank You